Earnings Per Share (EPS)	12 Months Ended
Dec. 31, 2025
Earnings Per Share (EPS) [Abstract]
EARNINGS PER SHARE (EPS)

NOTE 23 - EARNINGS PER SHARE (EPS)

Basic EPS is calculated by dividing the net income attributable to equity holders of the Company by the weighted average number of the Company’s common shares outstanding during the year. The holders of our Class A and Class B common shares (together, “common shares”) have identical liquidation and dividend rights but different voting rights. Accordingly, we present the earnings per share (EPS) for Class A and Class B common shares together.

Diluted EPS is calculated by dividing the net income attributable to common shareholders of the parent by the weighted average number of common shares outstanding during the year plus the weighted average number of common shares that would be issued on conversion of all the dilutive potential common shares into common shares.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	Year ended December 31,
	2025	2024	2023

Net income attributable to common shareholders for basic and diluted income (loss)	215,696	192,381	15,259

	Year ended December 31,
	2025	2024	2023
Weighted average number of common shares for basic EPS	83,503,592	75,595,967	73,727,979
Effects of dilution from:
Dilutive effect of shared based compensation	11,513,809	9,603,882	9,008,141
Dilutive effect of Advanced Investment Agreement	-	45,104	44,844
Other	112,328	52,957	37,543
Weighted average number of common shares for diluted EPS	95,129,729	85,297,910	82,818,507

Basic net income (loss) per share	2.58	2.55	0.21
Diluted net income (loss) per share	2.27	2.26	0.18

Instruments that could potentially dilute basic EPS in the future (options to employees), were not included in the calculation of diluted EPS if they are antidilutive for the periods presented.